Schedule of Collateral, Notes, Security Interests, and Ownership Interests
July 7, 2009

This Schedule of Collateral, Notes, Security Interests, and Ownership Interests is created and executed pursuant to the terms of the July 2009 Amended and Restated Security Agreement (the “ARSA”) entered into by and between Nevada Gold & Casinos, Inc., as Maker (“NGC”), and Louise H. Rogers as the Holder and Secured Party (“Rogers”) effective as of July 7, 2009.  This Schedule is dated below and is deemed to amend and replace any existing schedules of collateral between the Parties.  This Schedule sets forth property of NGC and its related and affiliate entities, namely, Gold Mountain Development, L.L.C. (“GMD”), CGC Holdings, L.L.C. (“CGC”), Colorado Grande Enterprises, Inc. (“CGE”), and Nevada Gold BVR, L.L.C. (“NGBVR”), all of which have granted, and by this Schedule do grant, to Rogers a security interest according to the terms of the ARSA and pursuant to applicable Commercial Pledge Agreements as additional collateral to secure the payment of the Amended and Restated Promissory Note between Rogers and NGC dated July 7, 2009, in the original principal sum of $6,000,000.00 (the “Note”), together with all Notes, Guarantees, and other security instruments relted to the Note.  For property that is held or owned by a person or entity other than NGC, that party is identified by the term “DEBTOR” and its company abbreviation.  All of the terms and conditions of the ARSA are incorporated in this Schedule by reference for all purposes as though fully set forth at length.  NGC, GMD, CGC, CGE, and NGBVR all authorize Rogers to file, in paper or by electronic means, all UCC-1s and other appropriate forms to give notice of and to perfect the security interests represented in this Schedule in any and every jurisdiction in which Rogers deems it appropriate to file.

Column headings in the Schedule below have the following meanings:

Party – entries in this column:  “NGC” – denotes that Nevada Gold & Casinos, Inc., as Maker, is granting a security interest in the collateral described pursuant to the ARSA: “DEBTOR” – denotes that a third party entity or person is granting a security interest in the described collateral pursuant to the terms of a Guaranty and a Commercial Pledge Agreement both executed pursuant to the terms of the ARSA.  That third party is further identified by its company abbreviation set forth above.

Description of Collateral – entries in this column describe the property that is being pledged as security by that Party.

Type of Interest Pledged – entries in this column denote the nature of the property being pledged.

Required Consents – entries in this column denote the waiver or consents required of a third party whose ownership interest have been pledged and described under Description of Collateral that must be obtained by NGC for the benefit of Rogers in order to comply with the requirements of the ARSA for the creation of effective and enforceable security interests in the collateral.  If this requirement does not appear in this Schedule, then Rogers shall be deemed to have accepted the collateral as represented in this Schedule as sufficient without further waivers until and unless Rogers subsequently demands additional waivers or consents pursuant to the provisions of the ARSA.

Party	Description of Collateral	Type of Interest Pledged	Required Consents
NGC	100% interest in CGC Holdings, L.L.C.	LLC Membership	See F.N. 1
DEBTOR (CGC)
All assets of CGC, including but not limited to furniture, fixtures, equipment (including but not limited to machinery, furniture, fixtures, manufacturing equipment, shop equipment, office equipment, parts, and tools, wherever located), inventory, cash, accounts, accounts receivable, contract rights, chattel paper, promissory notes, securities, and general intangibles (including but not limited to all copyrights, trademarks, service marks, patents, inventions, trade secrets, exclusive licenses, processes, systems, and goodwill), any and all after-acquired property, and any and all proceeds of any of CGC’s assets that now exist or that are subsequently acquired
		All assets	See F.N. 1

NGC and DEBTOR (CGC)	100% interest in Colorado Grande Enterprises, Inc.	Common Stock	See F.N. 1
DEBTOR (CGE)
All assets of CGE, including but not limited to furniture, fixtures, equipment (including but not limited to machinery, furniture, fixtures, manufacturing equipment, shop equipment, office equipment, parts, and tools, wherever located), inventory, cash, accounts, accounts receivable, contract rights, chattel paper, promissory notes, securities, and general intangibles (including but not limited to all copyrights, trademarks, service marks, patents, inventions, trade secrets, exclusive licenses, processes, systems, and goodwill), any and all after-acquired property, and any and all proceeds of any of CGE’s assets that now exist or that are subsequently acquired
		All assets	See F.N. 1
NGC	100% interest in Nevada Gold BVR, L.L.C.	LLC Membership	None
DEBTOR (NGBVR)
All assets of NGBVR, including but not limited to furniture, fixtures, equipment (including but not limited to machinery, furniture, fixtures, manufacturing equipment, shop equipment, office equipment, parts, and tools, wherever located), inventory, cash, accounts, accounts receivable, contract rights, chattel paper, promissory notes, securities, and general intangibles (including but not limited to all copyrights, trademarks, service marks, patents, inventions, trade secrets, exclusive licenses, processes, systems, and goodwill), any and all after-acquired property, and any and all proceeds of any of NGBVR’s assets that now exist or that are subsequently acquired
		All assets	None
DEBTOR (NGBVR)	Contractual financial obligation of B.V. Oro, L.L.C., to pay Nevada Gold BVR, L.L.C., the amount of $4,000,000 dated November 25, 2008	Payee’s interest	None
DEBTOR (NGBVR)	Nevada Gold BVR, L.L.C.’s distributions from its 5% carried interest in the Class B membership interest in Buena Vista Development Company, L.L.C.	Distributions from 5% carried interest	None
NGC	100% interest in NG Washington, L.L.C.	LLC Membership	See F.N. 2
NGC	100% interest in Gold Mountain Development, L.L.C.	LLC Membership	None
DEBTOR (GMD)
All assets of GMD, including but not limited to furniture, fixtures, equipment (including but not limited to machinery, furniture, fixtures, manufacturing equipment, shop equipment, office equipment, parts, and tools, wherever located), inventory, cash, accounts, accounts receivable, contract rights, chattel paper, promissory notes, securities, and general intangibles (including but not limited to all copyrights, trademarks, service marks, patents, inventions, trade secrets, exclusive licenses, processes, systems, and goodwill), any and all after-acquired property, and any and all proceeds of any of GMD’s assets that now exist or that are subsequently acquired
		All assets	None

DEBTOR (GMD)	Deed of trust for all real property owned by Gold Mountain Development, L.L.C., and/or assignment of the proceeds of any sale of the GMD real property	Deed of trust in real property, NGC’s and DEBTOR’s interest in the proceeds from any sale of the real property	None

F.N. 1:       The pledge of the ownership interest in CGC Holdings, L.L.C., and Colorado Grande Enterprises, Inc., subjects Rogers to the jurisdiction of the gaming authorities of the State of Colorado and Rogers may be required to submit background information to these gaming authorities for purposes of determining her suitability for ownership.  Any transfer of the ownership interest in CGC Holdings, L.L.C., or Colorado Grande Enterprises, Inc., will subject the transferee to the jurisdiction of the gaming authorities of the State of Colorado, and the transferee may be required to obtain gaming licenses from these authorities.

F.N. 2:  Any transfer of the Membership Interest of NG Washington, L.L.C., through foreclosure or otherwise, will subject the transferee to the jurisdiction of the gaming authorities of the State of Washington, and the transferee may be required to obtain gaming licenses or suitability findings from these authorities.

Executed this 7th day of July, 2009.

Maker:

Nevada Gold & Casinos, Inc.

By:	/s/ Robert B. Sturges
Robert B. Sturges, Chief Executive Officer

Other Pledging Parties:

Gold Mountain Development, L.L.C.		CGC Holdings, L.L.C.

By:	/s/ Robert B. Sturges	By:	/s/ Robert B. Sturges
	Robert B. Sturges, Manager		Robert B. Sturges, Manager

Colorado Grande Enterprises, Inc.		Nevada Gold BVR, L.L.C.

By:	/s/ Robert B. Sturges	By:	/s/ Robert B. Sturges
	Robert B. Sturges, President		Robert B. Sturges, Manager